WATERVILLE LARGE CAP VALUE FUND

Supplement dated November 23, 2011 to the Prospectus dated March 1, 2011

Effective November 23, 2011, Mr. F. Sean Bonner serves as the sole portfolio manager of the Waterville Large Cap Value Fund. Accordingly, the Prospectus is amended as follows:

The sub-section entitled “Portfolio Managers” at page 4 of the Prospectus is replaced with the following:

Portfolio Manager.  Mr. F. Sean Bonner, Managing Director and co-founder of the Adviser, is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund. Mr. Bonner has served as portfolio manager of the Fund since its inception in 2009.

The sub-section entitled “Portfolio Managers” at page 8 of the Prospectus is replaced with the following:

    Portfolio Manager

The Fund is managed on a day-to-day basis by F. Sean Bonner who is primarily responsible for the management of the Fund. Mr. Bonner is co-founder of the Adviser and serves as a portfolio manager. Prior to forming the Adviser in 2009, Mr. Bonner spent four years as a Senior Trader with Deutsche Bank in New York City, most recently in global equity derivatives (2005-2008) and previously as a Vice President of derivative sales (2004 to 2005). In 1997, Mr. Bonner founded Bonner Investment Group, a Philadelphia Stock Exchange and American Stock Exchange member firm specializing in proprietary option trading, where he served as manager until 2004. Mr. Bonner earned a B.A. from the University of Delaware in 1993.

The Fund’s SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund securities by the portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WATERVILLE LARGE CAP VALUE FUND

Supplement dated November 23, 2011 to the Statement of Additional Information (“SAI”) dated March 1, 2011

Effective November 23, 2011, Mr. F. Sean Bonner serves as the sole portfolio manager of the Waterville Large Cap Value Fund. Accordingly, the SAI is amended as follows:

The sub-section entitled “Ownership of Adviser” at page 17 of the SAI is replaced with the following:

   Ownership of Adviser. The Adviser is a Pennsylvania limited liability company. Joseph Delaney and F. Sean Bonner are the sole Managing Members and owners of the
   Adviser.

The sub-section entitled “Information Concerning Accounts Managed by Portfolio Managers” at page 17 of the SAI is replaced with the following:

    Information Concerning Accounts Managed by Portfolio Manager

    The following table provides information regarding other accounts managed by the portfolio manager as of October 31, 2010:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
F. Sean Bonner	0	0	1($1.077mm)	0	0	0

The sub-section entitled “Information Concerning Compensation of Portfolio Managers” at page 18 of the SAI is replaced with the following:

Information Concerning Compensation of Portfolio Manager.  As a co-owner of the Adviser, compensation to Mr. Bonner for his services to the Fund will be allocated out of the Adviser’s income, which is net revenue minus the Adviser’s expenses. Mr. Bonner will not receive a performance fee for his services to the Fund.

The sub-section entitled “Portfolio Manager Ownership in the Fund” at page 18 of the SAI is replaced with the following:

Portfolio Manager Ownership in the Fund.  Mr. Bonner is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund. The following table provides the dollar range of his beneficial ownership in the Fund as of October 31, 2010.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of October 31, 2010
F. Sean Bonner	$100,001-$500,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.